SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 20 - SUBSEQUENT EVENTS

Management evaluated all additional events subsequent to the balance sheet date through July 7, 2025, the date the financial statements were available to be issued, and determined that there are no material subsequent events that require disclosure other than as disclosed below.

On June 30, 2025, the annual general meeting of shareholders of the Company resolved to authorize a new performance-based stock compensation plan with post-vesting delivery (the “Plan”) for directors of the Company (excluding independent directors), executive officers and directors of subsidiaries separately from the existing remuneration framework.

The Company expects to recognize stock-based compensation expense related to future grants under the Plan in subsequent periods beginning in and after the year ending March 31, 2026.